UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION


                                 CURRENT REPORT

                             PURSUANT TO SECTION 14C
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: 21 March, 2003

                                AXIA GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)





 05459Q 10 7                      87-0509512
 -----------                     ------------
(CUSIP Number)       (IRS Employer Identification Number)
--------------------------------------------------------------------

                               c/o Richard Surber
                 268 West 400 South, Suite 300, Salt Lake City,
                   Utah 84101 (Address of principal executive
                                    offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)


                        We Are Not Asking You for A Proxy
                                       AND
                    You Are Requested Not to Send Us a Proxy


Check the appropriate box:
               [ ] Preliminary Information Statement
               [ ] Confidential, for Use of the Commission Only (a
                  permitted by Rule 14c-5(d)(2)
               [X] Definitive Information Statement



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                                AXIA GROUP, INC.
                               ------------------
                (Name of Registrant as Specified in its Charter)





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Payment of Filing Fee (Check the appropriate box):

                [X] No fee required.
                [ ] Fee computed on table below per Exchange Act
                  Rules 14(c)-5(g) and 0-11.
                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange
                  Act Rule 0-11: 0
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.
                [ ] Check box if any part of the fee is offset as
                  provided by Exchange Act Rule 0-11(a)(2) and
                  identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1) Amount Previously Paid:
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                  4) Date Filed




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                                AXIA GROUP, INC.
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101

                       Notice of Action by Written Consent
          of a Majority of the Shareholders of Outstanding Common Stock
                          to be taken on April 11 2003

To the Stockholders of Axia Group, Inc.

Notice is hereby given that Axia Group, Inc. ("Axia") proposes that it will restate its Articles of Incorporation. They will provide for specific authority for the Board of Directors of Axia to carry out forward and reverse splits of all classes of Axia's common shares.

Only stockholders of record at the close of business on March 21, 2003 shall be given Notice of the Action by Written Consent. Axia will not solicit proxies.

                                                     By Order of the Board of Directors


                                                     /s/ Richard Surber
                                                     --------------------
                                                     Richard Surber, President




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This information statement is being furnished to all holders of the common stock of Axia in connection with the Proposed Action by Written Consent to restate the Articles of Incoporation, which will provide for specific authority for the Board of Directors of Axia to carry out forward and reverse splits on the common stock of Axia.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Axia Group, Inc., a Nevada Company ("Axia"), in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of Axia providing for the restatement of the Articles of Incorporation , which will provide for specific authority for the Board of Directors of Axia to carry out forward and reverse splits of the stock of Axia without shareholder approval. This restatement of the Articles of Incorporation is being effected as a result of recent changes in the Nevada Revised Statutes which provide specific guidance with respect to the board's authority to effect reverse or forward splits of Axia's shares of common stock. The restatement of the Articles of Incorporation will provide the board of directors with the discretion to effectuate splits of Axia's shares of common stock.

The Board of Directors and a person owning the majority of the outstanding voting securities of Axia have unanimously adopted, ratified and approved the proposed restatement of Axia's Articles of Incorporation. No other votes are required or necessary. See the caption "Vote Required for Approval" below. The restatement will be effected on April 11, 2003.

The Form 10-QSB for quarterly period ended September 30, 2002, filed by Axia with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commissions web site at www.sec.gov in the Edgar Archives. Axia is presently current in the filing of all reports required to be filed by it. See the caption Additional Information, below.

                        DISSENTEER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes (the Nevada Law) do not provide for dissenter's rights in connection with the proposed restatement of the Articles of Incorporation.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on March 18, 2003 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

At the record date, Axia had issued and outstanding 10,646,873 shares of $0.001 par value common stock. Two shareholders and a corporation hold a controlling interest equaling fifty two percent (52%) of the $0.001 par value common stock of Axia as of the record date, representing more than a majority of Axia's outstanding common stock. The shareholders Richard Surber, Wichita Development Corporation and John Fry have consented to the action required to adopt the restatement of Axia's Articles of Incorporation. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.






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SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth certain information concerning the ownership of Axia's common stock as of January 13, 2003, with respect to: (i) each person known to Axia to be the beneficial owner of more than five percent of Axia's common stock, (ii) all directors, and (iii) directors and executive officers of Axia as a group. The note accompanying the information in the table below is necessary for a complete understanding of the figures provided. As of March 18, 2003, there were 10,646,873 shares of common stock issued and outstanding.


      Title of Class                  Name & Address of                 Amount and Nature of        Percent of class
      --------------                  -----------------                 --------------------        ----------------
                                      Beneficial Owner                  Beneficial Ownership
-------------------------- --------------------------------------- ------------------------------ ---------------------
       Common Stock               Wichita Development Corp.             (1) 2,116,421 Direct             20.05%
    ($0.001) par value          268 West 400 South, Suite 300          Subsidiary of an AXIA
                                 Salt Lake City, Utah 84101                  Subsidiary
       Common Stock               Gerald Einhorn, Director                 100,000 Direct             Less than 1%
    ($0.001 par value)          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
       Common Stock            Richard D. Surber, CEO/Director            3,031,371 Direct               28.72%
    ($0.001) par value          268 West 400 South, Suite 300         (2) 2,116,421 Beneficial         (1) 20.05%
                           Salt Lake City, Utah 84101
       Common Stock         Directors and Executive Officers as a         3,131,371 Direct               29.67%
    ($0.001) par value              Group (2 individuals)             (2) 2,116,421 Beneficial         (1) 20.05%
-------------------------- --------------------------------------- ------------------------------ ---------------------

(1) Mr. Surber is a Vice-President of Wichita Development Corporation; and has voting power over the 2,116,421 shares held by Wichita Development Corporation, however , Mr. Surber, as President of AXIA and Nexia, may be deemed to indirectly control AXIA shares owned by Wichita Development Corporation, due to Nexia's ownership control of Wichita.


                                            VOTE REQUIRED FOR APPROVAL

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada Company may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of Axia and persons owning and having voting power in excess of 50% of the outstanding voting securities of Axia have adopted, ratified and approved the proposed restatement of the Articles of Incorporation of Axia .(see the heading Voting Securities and Principal Holders Thereof above). No further votes are required or necessary to effect the proposed restatement.

The securities that would be entitled to vote if a meeting was required to be held to adopt the restatement of the Articles of Incorporation of Axia consist of issued and outstanding shares of Axia's $0.001 par value common voting stock outstanding on the record date, March 18, 2003.






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                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                      PROXY


                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed restatement of the Articles of Incorporation of Axia or in any action covered by the related resolution adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning Axia , including its annual and quarterly reports on Forms 10-KSB and 10- QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.


Dated: March 21, 2003



                                                     By Order of the Board of Directors



                                                     /s/ Richard Surber
                                                     Richard Surber, President



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Exhibit A
                                 Approval of the
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                                AXIA GROUP, INC.
                             (a Nevada corporation)

                  Pursuant to Section 78.403 of the Nevada Revised Statutes, the undersigned persons, desiring to restate the Articles of Incorporation of Axia Group, Inc. under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Restatement of the Articles of Incorporation for the above-named company (hereinafter referred to as "Axia"):

                  Pursuant to the provisions of Section 78.320 the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of Axia.

                  WHEREAS, The Articles of Incorporation of Axia were first filed and approved by the Office of the Secretary of the State of Nevada on March 15, 1993:

                  WHEREAS, The Restated Articles of Incorporation of Axia were adopted by 5,577,792 shares or 52% of the 10,646,873 issued and outstanding shares of common stock entitled to approve such restatements.

                  THEREFORE BE IT RESOLVED, that the Board of Directors hereby approves the execution and carrying out of the Restatement of the Articles of Incorporation for Axia.


         Dated this 18th day of March 2003


         /s/ Richard Surber
         ________________________________________                               Date: _________________
         Richard Surber, Director

         /s/ Gerald Einhorn
         ________________________________________                               Date: _________________
         Gerald Einhorn, Director

         Approval of the stated action as Shareholders of the Corporation

         /s/ John Fry
         ________________________________________                               Date: _________________
         John Fry, Shareholder

         /s/ Richard Surber
         ________________________________________                               Date: _________________
         Richard Surber, Shareholder


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                      RESTATED ARTICLES OF INCORPORATION OF

                                AXIA GROUP, INC.

                  FIRST.  The name of the Corporation shall be AXIA GROUP, INC.

                  SECOND.  The registered agent in the State of Nevada is:

                  Lavonne Frost
                  1414 E. Telegraph St.
                  Carson City, Nevada 89701

                  THIRD. The purpose for which this corporation is organized is to transact any lawful business, or to promote or conduct any legitimate object or purpose, under and subject to the laws of the State of Nevada.

                  FOURTH. The stock of the corporation is divided into two classes: (1) common stock in the amount of two hundred million (200,000,000) shares having par value of $0.001 each, and (2) preferred stock in the amount of twenty million (20,000,000) shares having par value of $0.001 each. The Board of Directors shall have the authority, by resolution or resolutions, to divide the preferred stock into series, to establish and fix the distinguishing designation of each such series and the number of shares thereof (which number, by like action of the Board of Directors from time to time thereafter may be increased, except when otherwise provided by the Board of Directors in creating such series, or may be decreased, but not below the number of shares thereof then outstanding) and, within the limitations of applicable law of the State of Nevada or as otherwise set forth in this article, to fix and determine the relative rights and preferences of the shares of each series so established prior to the issuance, thereof. There shall be no cumulative voting by shareholders .

                  FIFTH. The Board of Directors shall have the authority, by resolution or resolutions at any time or from time to time after the Issuance Date to fix a record date for the effectuation of a forward or reverse split of the issued and outstanding shares of Common Stock, in accordance with NRS 78.2055 shareholder approval shall not be
                                                           Page 1


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          required.  Also in accordance with NRS 78.207 the Corporation will not be required to reduce or increase its authorized shares in a corresponding ratio in the event of a reverse or forward split

                  SIXTH. The Corporation, by action of its directors, and without action by its shareholders, may purchase its own shares in accordance with the provisions of Nevada Revised Statutes. Such purchases may be made either in the open market or at public or private sale, in such manner and amounts, from such holder or holders of outstanding shares of the Corporation, and at such prices as the directors shall from time to time determine.

                  SEVENTH. No holder of shares of the Corporation of any class, as such, shall have any pre-emptive right to purchase or subscribe for shares of the Corporation, of any class, whether now or hereafter authorized.

                  EIGHTH.  The Board of Directors shall consist of no fewer than one member and no more than seven members. The initial Board of Directors will consist of:

         Richard Surber
         268 West 400 South, Suite 300
         Salt Lake City, Utah 84101

         Gerald Einhorn
         268 West 400 South, Suite 300
         Salt Lake City, Utah 84101

         The incorporator is:
         Richard Surber
         268 West 400 South, Suite 300
         Salt Lake City,.Utah 84101

                  NINTH.  No officer or director shall be personally liable to the corporation or its shareholders for money damages except as provided in Section 78.037, Nevada Revised
                                                           Page 2


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         Statutes.

                  TENTH.  The corporation shall not issue any non-voting equity securities.

                  IN WITNESS WHEREOF, these Restated Articles of Incorporation are hereby made effective
         March 21 , 2003


         /s/ Richard Surber
         Richard Surber
         Director and President



         /s/ Gerald Einhorn
         Gerald Einhorn
         Director and Secretary






















                                     Page 3



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         State of Utah                      )
                                            ss.
         County of Salt Lake                )

                  On this 21 day of March, 2003, personally appeared before me Richard
         Surber, whose identity is personally known to me and who by me duly sworn, did say that he is a Director and President of Axia Group, Inc.
         and that said document was signed by him in behalf of said corporation by Authority of its Bylaws, and Resolution of its Board of Directors,
         and said Richard Surber acknowledged to me that said corporation executed the same.


                       Michael Golightly
                       Notary Public


                       2/22/2006
                       My Commission Expires

         State of Utah                      )
                                            ss.
         County of Salt Lake                )

                  On this 21 day of March, 2003, personally appeared before me Gerald
         Einhorn, whose identity is personally known to me and who by me duly sworn, did say that he is the Secretary and a Director of Axia Group,
         Inc. and that said document was signed by him in behalf of said corporation by Authority of its Bylaws, and Resolution of its Board of
         Directors, and said Gerald Einhorn acknowledged to me that said corporation executed the same.




                       Michael Golightly
                       Notary Public


                       2/22/2006
                       My Commission Expires








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